THE FOLLOWING DOCUMENT IS SUBSTANTIALLY THE SAME
FOR THE DEVELOPMENT PROPERTIES MIDDLEBURG HEIGHTS
AND NEWARK WITH THE EXCEPTION OF THE AMOUNT THE
LESSOR SHALL FUND THE PROJECT.

     Middleburg Heights       $8,360,340
     Newark                   $8,001,689

                                  NEWARK, DELAWARE









          LEASEHOLD IMPROVEMENT AGREEMENT

                       AMONG

        MEDITRUST ACQUISITION CORPORATION I

                        AND

            EMERITUS PROPERTIES I, INC.

          LEASEHOLD IMPROVEMENT AGREEMENT

     THIS LEASEHOLD IMPROVEMENT AGREEMENT is made as of September 10, 1997 by and among EMERITUS
PROPERTIES I, INC., a Washington corporation (the
"Lessee"), and MEDITRUST ACQUISITION CORPORATION
I, a Massachusetts corporation (the "Lessor").

l. BACKGROUND
     1.1 Lessee.
     Lessee is a corporation which is a wholly-owned Subsidiary of the Guarantor (as hereinafter defined). The Guarantor is a corporation the stock of which is publicly traded on the American Stock
Exchange.

     1.2 The Land and Existing Improvements.

     Lessor is the owner of a certain parcel of land located in the City of Newark, New Castle
County, Delaware and more particularly described on EXHIBIT A (the "Land").

     1.3 The Facility Lease.

     Lessor and Lessee have entered into that certain Facility Lease Agreement of even date herewith, relating to the Land (the "Facility
Lease"), a Memorandum of which is to be recorded with the Newcastle County, Delaware real estate records.

     1.4 Project.

     Lessee proposes to construct a 100 unit 104 bed assisted living facility and other improvements, including, without limitation, accessory parking and landscaping on the Land
(collectively, the "Improvements"). The Land and the Improvements are collectively referred to herein as the "Project".

     1.5 Lessor's Agreement to Fund the Project and Lessee's Agreement to Supervise the Project.

     Lessee and Lessor have agreed that the
Project will be a benefit to the premises demised under the Facility Lease and to Lessee's and Lessor's respective interests therein. Lessor and Lessee have further agreed that, pursuant to, and in accordance with, the terms and conditions of this Agreement, Lessor shall fund an amount not to exceed Eight Million One Thousand Six Hundred
Eighty-Nine Dollars ($8,001,689.00) of the cost of the Project (the "Project Funds"). Lessee has agreed to supervise and manage the construction of the Project and Lessor has agreed to advance the Project Funds to pay for the cost of the construction of the Project; all pursuant to the terms and conditions of this Agreement.

     1.6 Plans; the Architect and Architect's
     Contract.

     The Improvements are to be constructed and equipped in accordance with the plans and specifications to be delivered as provided herein
(collectively, the "Project Plans"), prepared by Architects' Moeckel Carbonell Associates (the
"Architect") pursuant to the contract dated March
18,1997 by and between Lessee and the Architect
(the "Architect's Contract").

     1.7 Construction Contracts.

     All of the Improvements are to be constructed pursuant to a guaranteed maximum contract (the
"Construction Contract") to be delivered as provided herein by and between Lessee and Wohlson
Construction Company, dated August __, 1997 (the
"General Contractor").

     1.8 Schedule of Work and Completion Date;
     Schedule of Draws.

     The work necessary to complete and fully equip the Project is to be (a) undertaken and completed in accordance with the schedule of work and schedule of values ("Schedules") to be delivered as provided herein; and (b) substantially completed by the first anniversary of the date hereof (the "Completion Date") in accordance with the terms hereof.

     1.9 Project Budget.

     Lessee has submitted, or shall submit in accordance with the terms hereof prior to the making of the first advance which includes amounts to be expended on the construction or equipping of the Improvements), to Lessor a line item budget
(the "Project Budget"), for the design and construction of the Project, including (a) a breakdown of construction costs (itemized as to trade category, subdivision of the work to be performed and the names of each contractor), (b) a breakdown of all soft costs in connection with the construction of the Project, including, without limitation, costs for such items as real estate taxes, legal and accounting fees, survey costs, permits and inspection fees, insurance premiums, architect's and engineer's fees, marketing, management, leasing and advertising expenses, and all amounts due in connection with the Advance of Project Funds pursuant to this Agreement, (c) a projected draw schedule and (d) a projected progress schedule for the construction of the Project.

      1.10 Use of Project Funds.

      The Project Funds are to be used, to the extent sufficient therefor, solely for the payment of Project costs set forth in the Project Budget.

     1.11 Project Funds.

     Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, Lessor agrees to advance the Project Funds and Lessee agrees to supervise and manage the construction of the Project and to pay the Rent
(as hereinafter defined) due under the Facility
Lease (as the same may from time to time be adjusted pursuant to the terms and conditions set forth therein); it being understood that Lessee shall be liable for the payment of Rent regarding such sums as shall have been advanced from time to time under this Agreement to Lessee.

     1.12 Guaranties and Indemnities.

     As an inducement to Lessor to enter into this Agreement, advance the Project Funds and enter into the Facility Lease, the Guarantor has agreed to furnish certain guaranties as hereinafter described.

2. DEFINITIONS

     In this Agreement, except as otherwise
expressly provided in the text of this Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT E.

3. INTENTIONALLY OMITTED.

4. LEASE DOCUMENTS; COLLATERAL SECURITY

     4.1 Lease Documents.

     The Project Funds shall be advanced,
evidenced, administered and governed by all of the terms, conditions and provisions of each of the following:

     A.   a Fifth Amended and Restated Agreement
       Regarding Related Transactions (Development) of even date by and among Lessee, Lessor, ESC I, L.P., and ESC G.P. I, Inc., as the same may be amended from time to time;

     B.   this Agreement;

     C.   the Facility Lease;

     D.   a collateral Assignment of Permits,
       Approvals, Licenses, and contracts of even date granted by lessee to Lessor (the "Permits
       Assignment");

     E. a Security Agreement of even date by and between lessee and Lessor (the "Security
       Agreement") and related UCC Financing Statements;

     F. a Completion Guaranty of even date executed by the Guarantor for the benefit of Lessor guarantying the completion of the Project and the satisfaction of the other Guarantied Obligations
       (the "Completion Guaranty");

     G. a Guaranty of Lease Obligations of even date executed by the Guarantor for the benefit of Lessor guarantying the payment and performance of the Lease Obligations (the "Guaranty of Lease
       Obligations");

     H. an Environmental Indemnity Agreement of even date by and among Lessee and Lessor (the "Deposit
       Pledge Agreement");

     I. a Deposit Pledge Agreement of even date by and between Lessee and Lessor (the "Deposit Pledge
       Agreement");

     J.   a Group Two Negative Pledge Agreement
       (Development) dated April 15, 1996 by and among Lessee, Lessor and Guarantor (the "Negative Pledge
       Agreement");

     K.   an Assignment of construction contract
       granted by Lessee to Lessor and containing the consent of the General contractor (the
       "Construction Assignment");

     L. An Assignment of Architect's Contract of even date granted by Lessee to lessor and containing the consent of the Architect (the "Architect's
       Assignment");

     M. an Affiliated Party Subordination Agreement of even date by and among Lessee, the Guarantor, various Affiliates of Less and Lessor (the
       "Affiliated Party Subordination Agreement"); and

     N.   all other documents, instruments, or
       agreements now or hereafter evidencing or securing the obligations under this Agreement and the Facility Lease.

     Items (A) through (N) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Lease Documents".

     4.2 Lease Obligations.

     Lessee agrees to pay and perform all
indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than Lessor's obligations) under this Agreement and all of the other Lease Documents (collectively, the "Lease
Obligations").

     4.3 Collateral Security.

     The Lease Obligations shall be secured by the following:

     A. a perfected first priority security interest in all Permits and Contracts pursuant top the Permits Assignment;

     B.   a security interest in Tangible Personal
       Property, and certain other Collateral and a security interest in Receivables, all pursuant to the Security Agreement;

     C.   the Completion Guaranty;

     D.   the Guaranty of Lease Obligations;

     E.   the Environmental Indemnity;

     F. a perfected first priority interest in the Cash Collateral pursuant to the Deposit Pledge
       Agreement;

     G. all other security interests in such other property for which provision is made in the Lease
       Documents or at law or in equity; and

     H.   certain other Related Party Agreements.

All of the property in which security interests are granted as described in items (A) through (H) above are referred to herein as the "Collateral".

5. REPRESENTATIONS AND WARRANTIES

     In order to induce Lessor to advance the Project Funds pursuant to the terms and conditions of this Agreement, Lessee represents and warrants to Lessor that:

     5.1 Architect's Contract and Construction
     Contract.

     The Architect's Contract and the Construction
Contract have been validly executed by, and are binding upon Lessee and are in full force and effect in accordance with the terms thereof as of the date hereof. All of the parties to the Architect's Contract Construction Contract have faithfully performed all of their respective obligations thereunder to the extent accrued as of the date hereof, and none of the parties to the foregoing instruments has asserted any claim of default thereunder and Lessee has no reason to believe that such agreements have not been validly executed by and binding upon the other parties thereto;

     5.2 Project Plans.

     The two (2) copies of the Project Plans
delivered to Lessor by Lessee (a) are true and correct and satisfactory to Lessee and (b) have been filed with and approved by all appropriate
Governmental Authorities. All necessary Permits relating to the Project Plans to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Leased
Property which can be obtained in the ordinary course as of the date hereof have been obtained and all such Permits are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of Lessee, and do not contain any conditions or terms relating to the Leased Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project
(in accordance with the Project Plans and the terms and provisions of this Agreement).
Furthermore, the Project Plans are the plans and specifications which have been approved in writing by Lessor, any construction heretofore performed on the Project has been performed in accordance with the Project Plans and all future construction on the Project shall be performed in accordance with the Project Plans, as the same may be amended or modified from time in accordance with Section
6.3.2 hereof, and the terms and conditions of this Agreement.. There are no structural defects in the Project of which Lessee has been advised or of which Lessee has notice or knowledge except as otherwise described in writing to Lessor or actually known by Lessor. Lessee has not received any notice claiming that, and Lessee has no knowledge that, the Project Plans violate any Legal Requirement;

     5.3 Prior Construction Work.

     No Person has performed any construction work or furnished any services in connection with any construction carried on or to be carried on at the Leased Property who or which remains unpaid at the time of execution of this Agreement, except as indicated in the requisition submitted simultaneously herewith or otherwise expressly approved by Lessor and, if applicable, the Other
Permitted Uses;

     5.4 Suitability of Project Plans.

     The Project Plans provide for the
construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Project in accordance with the terms of this Agreement and, after the completion of the construction thereof, for the operation of the Project for its Primary Intended Use;

     5.5 Compliance with Legal Requirements and
     Applicable Agreements.

     Upon the completion of construction of the Project, which shall be constructed in accordance with the Project Plans and the terms and provisions of this Agreement, the Project shall be in compliance with (a) all Legal Requirements; (b) all Permits and Contracts and (c) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.

     5.6 Permits and Contracts.

     All Permits and Contracts required by or entered into with any Governmental Authority or quasi-governmental authority or agency for, or in connection with, the construction of the Project which can be obtained in the ordinary course as of the date hereof have been obtained or executed, as the case may be. All such Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of any member of the Leasing
Group, and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (if constructed in accordance with the Project Plans and the terms and provisions of this Agreement). There is no action pending, or, to the best knowledge and belief of Lessee, recommended by the applicable
Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any such Permit or Contract relating to the construction of the Project, or any other action of any other type which would have a material adverse effect on the Project. All other Permits and Contracts required for the completion of the construction of the Project and the operation of the Facility are described on
SCHEDULE 5.6 annexed hereto and Lessee has no reason to believe such Permits and Contracts shall not be obtainable as and when needed.

     5.7 First Advance.

     As of the date of the first advance of
Project Funds to Lessee pursuant to this Agreement, the amount of the money expended by Lessee on account of the construction of the Project in accordance with the Project Plans and the items listed on Project Budget will not be less than the amount of such first advance.

     5.8 Valid and Binding.

     Lessee is duly authorized to make and enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessee is a party have been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

     5.9 No Violation.

     The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, would result in default or acceleration of any obligation of any member of the Leasing Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing
Group is a party or by which any member of the Leasing Group may be bound or affected and do not violate or contravene any Legal Requirement.

     5.10 Consents and Approvals.

     Except as already obtained or filed or as reasonably expected to be obtained in the ordinary course of business prior to or upon the Completion of the Project, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of its obligations under the Lease
Documents, the Construction Contract or the Architect's Agreement by any member of the Leasing
Group or as a condition to the validity (assuming the due authorization, execution and delivery by Lessor of the Lease Documents to which it is a party) and the priority of any Liens granted to Lessor under the Lease Documents, except the filing of the Financing Statements.


     5.11 Pending Actions, Notices and Reports.

     (a) There is no action or investigation
pending or, to the best knowledge and belief of Lessee, threatened, anticipated or contemplated
(nor, to the knowledge of Lessee, is there any reasonable basis therefor) against or affecting the Leased Property or any member of the Leasing
Group (or any Affiliate thereof before any Governmental Authority, which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Leasing Group or the Leased Property
(including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the construction of the Project for its Primary Intended Use.

     (b) No member of the Leasing Group has
received any notice of any claim, requirement or demand of any Governmental Authority, to take action so as to make the Project or the Leased
Property conform to or comply with any applicable
Legal Requirement.

6. COVENANTS


     6.1 Collection and Enforcement Costs.

     Upon demand, Lessee shall reimburse Lessor for all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs, paid or reasonably incurred by Lessor in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of Lessor's rights or any member of the Leasing Group's obligations under this Agreement or any of the other Lease Documents. Any amount due and payable to Lessor pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Lease Obligations and shall be secured by the Liens created by the Lease
Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereby and, if not paid within ten ( 10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment. The obligation of Lessee to pay all costs, charges and sums due hereunder or under any of the other Lease
Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to Lessor. In the event of (a) a sale, conveyance, transfer or other disposition of the Leased Property, (b) any further agreement given to secure the payment of the obligations set forth herein or (c) any agreement or stipulation extending the time or modifying the terms of payment set forth herein, Lessee shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless Lessee is released and discharged from such obligation by a written agreement executed by Lessor.

     6.2 Continuing Effect of Representations and
     Warranties.

     All representations and warranties contained in this Leasehold Improvement Agreement shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term.

     6.3 Construction Covenants.

          6.3.1 Commencement of Construction.

     If construction of the Project has not
already begun, Lessee shall commence
construction of the Project within thirty (30) days from the later of the date hereof or of issuance of a building permit for the Project.
Lessee shall diligently and continuously cause the Project to be constructed and completed and made ready for occupancy and use in accordance with the Project Plans all in a manner satisfactory to Lessor on or before the Completion Date.
Notwithstanding anything to the contrary contained herein, Lessee shall be and shall remain unconditionally liable to Lessor for (a) the complete construction of the Project in accordance with the Project Plans on or before the Completion
Date and whether or not proceeds of the Project
Funds remaining to be disbursed hereunder, if any, are sufficient to cover all costs of construction and (b) the complete performance of all other obligations, covenants, agreements and liabilities of Lessee hereunder.

     6.3.2 Quality of Materials and Workmanship.

     The materials used in the Project shall be of the quality called for by the Project Plans, and the workmanship shall be in conformity with the Construction Contract and this Agreement, and both the quality of such materials and such workmanship shall be satisfactory to Lessor. Lessee shall not make any changes in, and shall not permit the General Contractor or the Architect to make any changes in, the quality of such materials, the Project Plans or the Project Budget, whether by change order or otherwise, without the prior written consent of Lessor, in each instance (which consent may be withheld in Lessor's reasonable discretion); provided, however, that such consent shall not be required for any individual change which has been approved by the Architect, which does not materially affect the structure or exterior of the Project, and the cost of which does not exceed TEN THOUSAND DOLLARS ($10,000) or which changes, in the aggregate, do not exceed ONE
HUNDRED THOUSAND DOLLARS ($100,000) in cost.
Notwithstanding the foregoing, prior to making any change in Project Plans, copies of all change orders shall be submitted by Lessee to Lessor and Lessee shall also deliver to Lessor evidence satisfactory to Lessor, in its reasonable discretion, that all necessary Permits and/or
Contracts required by any Governmental Authority in connection therewith have been obtained or entered into, as the case may be.

     6.3.3 Project Budget.

     Upon the request of Lessor, Lessee shall furnish Lessor with revisions for the Project
Budget to reflect (a) any changes approved by Lessor to the Project Budget, (b) the total cost of the construction of the Project completed through any specific date and (c) the remaining cost to complete the construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement.

     6.3.4 Architect Certificates.

     Lessee agrees to cause the Architect to
furnish such statements as to progress and certificates of completion as Lessor may reasonably require from time to time during such period as this Agreement may be in effect, all without expense to Lessor; provided, however, that to the extent the delivery of such certificates will require a visit to the Project, Lessee shall have no obligation to deliver the same more frequently than with every other advance request hereunder. Lessee agrees to cause the Architect to make the Project Plans available to Lessor without expense to Lessor, and to agree that, in the event that Lessor shall take over the Project by reason of an occurrence of a Lease Default, Lessor shall be entitled to use said Project Plans without any additional compensation to the Architect above what is required (and was not previously paid) under the Architect's Contract.

     6.3.5 Intentionally Deleted.

     6.3.6 Lessor's Consultant.

     Lessee agrees to pay the costs and expenses reasonably incurred by Lessor to retain the Consultants to perform various services to Lessor in connection with the construction of the Project and the advances of Project Funds contemplated hereunder, including, without limitation, the following:

     A.to review and analyze the Project Plans and advise Lessor whether the same are satisfactory for the intended purposes thereof;

     B.to make periodic inspections of the Leased
       Property for the purpose of assuring that construction performed in connection with the Project prior to the date of such inspection has been completed in accordance with the Project Plans and this Agreement;

     C.to review Lessee's then current
       requisition to determine whether it is
       consistent with the obligations of Lessee under this Agreement, and to advise Lessor of the anticipated costs of, and the time for, the completion of the Project in accordance with the Project Plans, and the adequacy of reserves and contingencies related thereto;

     D.to review and analyze any proposed changes to the Project Plans and advise Lessor regarding the same;

     E.to review and analyze the Project Budget and advise Lessor as to the sufficiency thereof; and

     F.to review and analyze the Architect's
       Contract and the Construction Contract
       entered into by Lessee in connection with the construction of the Project and advise
       Lessor regarding the same.

     Except as otherwise expressly provided
herein, Lessee agrees promptly to make such changes or corrections in the construction of the Project as may be required by Lessor, based on the recommendation of any of the Consultants, unless
Lessee demonstrates to Lessor's satisfaction that such corrective work is inconsistent with the Project Plans.

     6.3.7 Title To Materials and Security
     Interest Granted to Lessor.

     Except as otherwise expressly provided
herein, Lessee shall not suffer the use in connection with any construction relating to the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title. Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction and, in recognition of the fact that it is intended that the Project Funds be used to pay for the costs of the construction of the Project on behalf of the Lessor, Lessee agrees that title to all materials, fixtures and equipment that are incorporated into the Project shall automatically pass to Lessor upon such incorporation without the need for the execution or delivery of any further instrument of conveyance.

     Notwithstanding the foregoing, in order to more fully secure Lessor with reference to all advances of Project Funds made hereunder, Lessee hereby conveys to Lessor a security interest in all of Lessee's right, title and interest in materials on the Leased Property which are not at any relevant time incorporated into the Project and materials, wherever located, intended for incorporation into the Project. Lessee agrees:

     A.   that Lessor shall have all the rights,
          with reference to such security, as a
          secured party is entitled to hold with
          reference to any security interest under the UCC;

     B.   that such security interest shall cover
          cash and non-cash proceeds of such
          materials;

     C. that such materials will not be held for sale to others or disposed of by Lessee without the prior written consent of Lessor and, if at any time located on the Leased Property shall be suitably stored, secured and insured and furthermore, shall not be removed from the Leased Property; and


     D.   that such security interest shall be
          prior to the rights of any other Person
          other than the Permitted Prior Security
          Interests.

     The undertakings of Lessee in this Section shall also be applicable to any personal property that is owned by Lessee and that is used (or to be used) in connection with the Project, whether or not the purchase thereof was financed by advances of Project Funds made by Lessor.

     Lessee agrees to execute such instruments as Lessor may from time to time request to perfect the security interest of Lessor in any and all rights under this Agreement and the other Lease Documents, and any and all property of Lessee which, under applicable provisions of this Agreement and/or any of the other Lease Documents, may or shall stand as security for advances of Project Funds under this Agreement and for the complete performance of the Lease Obligations.

     6.3.8 Compliance With Legal Requirements And
     Applicable Agreements.

     Lessee, the Project Plans and the Leased
Property and all uses thereof (including, without limitation, the construction of the Project) shall comply with (a) all Legal Requirements, (b) all Permits and Contracts, (c) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar body and (d) the Lease
Documents, except to the extent any of the matters represented in clause (a) or (c) are being duly contested in accordance with the terms of the Facility Lease.

     6.3.9 Liens.


     The Leased Property shall at all times be free from any attachment, encumbrance, lis pendens, mechanic's or materialmen's lien or notice arising from the furnishing of materials or labor and, with the exception of the Permitted
Encumbrances, all other Liens of any kind except to the extent the same is being duly contested in accordance with the terms of the Facility Lease or the terms hereof. Lessee shall not permit the recording of any notice of contract or mechanic's or materialmen's lien relating to construction of the Project or otherwise affecting the Leased
Property except to the extent the same is being duly contested in accordance with the terms of the Facility Lease or the terms hereof.
Notwithstanding the foregoing provisions of this
Section 6.3.09, the existence of an attachment or lis pendens for a period not in excess of thirty
(30) days shall not be deemed to be a default hereunder provided that (a) there shall be no cessation of construction of the Project, (b) a Lease Default has not occurred and (c) Lessee shall proceed promptly to cause such attachment or lis pendens to be removed, but Lessor shall not be obliged to make any further advance under this Agreement while such attachment or lis pendens remains outstanding, unless a bond, satisfactory to Lessor, has been posted as security for such attachment or lis pendens.

     6.3.10 Books And Records.


     Lessee shall cause to be kept and maintained, and shall permit Lessor and its representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP, if applicable, reflecting all financial transactions of Lessee relating to the Project (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the construction of the Project and the operation of the Leased
Property). Such books and records must accurately reflect that all funds advanced hereunder for construction of the Project have been used solely for the payment of obligations and expenses properly incurred in accordance with the Project Budget.

     6.3.11 Inspection Of Construction.

     Lessor and its representatives including, without limitation, the Consultants, shall, at all times as long as this Agreement remains in effect, have the right to enter the Leased Property, upon reasonable notice to Lessee and at reasonable times (except in the event of an emergency) for the purpose of inspecting the Project and the progress of the work and materials thereon, and if any such inspection reveals that Lessee is not in compliance herewith (in its sole and absolute discretion), then Lessor shall not be obligated to make any further advances under this Agreement to Lessee.

     6.3.12 Notice Of Delay.

     Lessee shall give to Lessor prompt written notice of any fire, explosion, accident, flood, storm, earthquake or other casualty or strike, lock out, act of God or interruption of the construction of the Project which is reasonably anticipated to interfere with the ability of Lessee to complete the Project by the Completion
Date.

     6.3.13 Bonds.

     Performance, payment and lien bonds, in form and substance and guaranteed by sureties satisfactory to Lessor (in its sole and absolute discretion), shall be furnished to Lessor in connection with the Construction Contract in amounts at least equivalent to the amount of such contract, naming Lessor as a dual obligee and shall be furnished to Lessor prior to the commencement of any work pursuant to such contract.

     6.3.14 Use of Project Funds.

     Lessee shall utilize all advances by Lessor pursuant to the terms of this Agreement only for those items for which requisitions are permitted under this Agreement or for reimbursement of expenditures already made for items for which requisitions are so permitted. Lessee agrees to hold all advances by Lessor hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.

     6.3.15 Occupancy of the Project.

     Lessee shall not permit any occupancy of the Project (other than such occupancy as is required in connection with the construction thereto) prior to (a) the substantial completion of that portion of the Project being occupied and (b) the issuance by the appropriate Governmental Authorities of a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use and, if applicable, the Other
Permitted Uses. The Project shall not be deemed to have been completed unless and until constructed in accordance with this Agreement and a Certificate of Occupancy (or its equivalent) permitting the occupancy of the Project for its Primary Intended Use has been issued by the applicable Governmental Authorities.

7. CONSTRUCTION ADVANCES


     7.1 Conditions Precedent to First Advance of
     Project Funds.

     Prior to the first advance of Project Funds contemplated by this Agreement, and as a condition of Lessee's right to receive any of the proceeds of the Project Funds, there shall have been furnished to Lessor:

     A.An owner's title insurance policy in form and substance satisfactory to Lessor, in its sole and absolute discretion, issued by a title insurance company or companies satisfactory to Lessor (the "Title
       Company") with such endorsements,
       reinsurance and/or co-insurance as Lessor may require, insuring Lessor's fee title to the Leased Property free from all Liens and without exception for (i) filed or unfiled mechanics' liens, (ii) survey matters, (iii) rights of parties in possession, (iv) environmental liens and
       (v) any other matters of any kind or
       nature whatsoever other than the Permitted
       Encumbrances (the "Title Policy");

     B. Such evidence as Lessor may require that the use contemplated for the Project, and all of the improvements and construction contemplated by the Project Plans, comply with all applicable Legal
       Requirements, to the extent in force and applicable;

     C.Insurance policies and/or Certificates of
       Insurance required pursuant to the terms and provisions of the Facility Lease;

     D.Such evidence as Lessor may require to determine that the total cost of completion of the Project in all respects, including all related direct and indirect costs as previously approved by Lessor, will not exceed the amount set forth in the Project Budget;

     E.Such evidence as Lessor may require that Lessee's representations and warranties contained herein and in all of the other
       Lease Documents are true and correct in
       every material respect;

     F.Such evidence as Lessor may require as to the satisfaction of such of the terms and conditions of this Agreement and of the other Lease Documents as may by their nature be satisfied prior to the making of such advance;

     G.Such evidence as Lessor may require that all outstanding Impositions which are due and payable as of the date of the First
       Advance pertaining to the Leased Property have been paid in full in accordance with the terms of the Facility Lease;

     H.A current instrument survey, satisfactory in form and content to Lessor, prepared in accordance with the requirements set forth in EXHIBIT G (the "Survey") and a certificate substantially in the form of EXHIBIT H (the "Surveyor's Certificate"), prepared and signed by a surveyor licensed to do business in the state where the Leased Property is located with his or her seal affixed thereto;

     I.True and correct copies of the
       Construction Contract and the Architect's
       Contract in effect with respect to the
       Project, as well as all receipted bills
       paid by Lessee to the General Contractor and the Architect for goods and/or services rendered with respect to the Project prior to the date hereof;

     J.A certificate from an engineer and/or
       architect, registered as such in the state where the Leased Property is located, substantially in the form attached hereto as EXHIBIT H, certifying as to the (i) compliance of the Leased Property with all applicable Legal Requirements, (ii) the availability and adequacy of access/egress to and from the Leased Property and (iii) the availability and adequacy of sewer, drainage, water, electric and other utility services to the lot line of the Leased Property; together with such other assurances concerning the design of the Project as Lessor may require;

     K.Lessor's receipt of opinions, in forms satisfactory to Lessor (in its sole and absolute discretion), from Lessee's counsel and the Guarantor's counsel, regarding (i) the due execution, authority and enforceability of the Lease Documents;
       (ii) the compliance of the Leased Property and the Project, in all material respects, with applicable zoning and other land-use
       Legal Requirements (except in such
       instances in which a satisfactory title
       insurance zoning endorsement has been
       issued); (iii) the valid issuance of the Certificate of Need, if applicable, and all other Permits required for the construction of the Project, the continuing effectiveness of said
       Certificate of Need, if applicable, and
       other Permits and Lessee's and Project's compliance therewith and (iv) such other matters as Lessor may reasonably request
       (collectively, the "Opinions");

     L.Payment of the Leasehold Improvement Fee
       (subject, however, to the provisions of
       Section 3 hereof;

     M.True and correct copies of all Permits and Contracts relating to the construction and operation of the Project (including, without limitation, an unconditional building permit or a building permit which is subject only to such conditions as will be fully satisfied by the completion of the construction of the Project in accordance with the Project Plans and this Agreement);

     N.Such evidence as Lessor may require that there has been no material adverse change in the financial condition and strength of Lessee and the Guarantor, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired, and that no Condemnation proceedings or other governmental action is or shall be pending against or with respect thereto;

     O.Such evidence as Lessor may require that the General Contractor and the Architect maintain adequate insurance, as determined in Lessor's reasonable discretion.

     P.     True and correct copies of all
       payment, performance and completion bonds required pursuant to 6.3.13 hereof;

     Q.A fully executed Construction Assignment, in form and substance satisfactory to Lessor; and

     R.A fully executed and authorized
       Architect's Assignment, in form and
       substance satisfactory to Lessor.

     7.2 Lessor's Right to Advance the Project
     Funds.

     Without at any time waiving any of Lessor's rights hereunder, Lessor shall have the right to make the first advance of a portion of the Project
Funds hereunder without the satisfaction of each and every condition precedent to Lessor's obligation to make such advance, and Lessee agrees to accept such advance as Lessor may elect to make. The making of any advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.

     7.3 Submission of Requests for Advances of the Project Funds.

     Advances under this Agreement shall be made
not more than once each month and at least ten
(10) days before the date upon which an advance is
requested, Lessee shall give notice to Lessor,
specifying the total advance which will be
desired, accompanied by:

     A.Itemized requisitions for advances or, at Lessee's option, for reimbursements to
       Lessee for prepaid items, signed by
       Lessee, the Architect and the General
       Contractor on A.I.A. Forms G702, G702A or
       G703 or such other form(s) as Lessor may reasonably require (together with copies of invoices or receipted bills relating to items covered by such requisitions when so requested by Lessor). All such requisitions shall include an indemnification of Lessor by the
       Architect, the General Contractor and
       Lessee, jointly and severally, to the
       extent such indemnification is available from the General Contractor and the Architect upon Lessee's best efforts to obtain such indemnification, against any and all claims of any subcontractors, laborers and suppliers;


       B.  A certificate executed by Lessee
     substantially in the form attached hereto as
     EXHIBIT I;

       C.    A certificate executed by the
     General Contractor substantially in the form attached hereto as EXHIBIT J;

       D.    With respect to every other Advance
     requested, a certificate executed by the Architect substantially in the form attached hereto as EXHIBIT K.

       E.    At Lessor's request, certificates
     executed by the Consultants in such form as Lessor may reasonably require;

       F.    To the event the Advance is not
     clearly subject to effective coverage, an endorsement of the Title Policy issued by the Title Company, satisfactory in form and substance to Lessor, redating the Title
     Policy to the date that the then current advance will be made, increasing the coverage afforded by the Title Policy so that the same shall constitute insurance in an amount at least equal to the sum of the amount of the insurance then existing under the Title
     Policy plus the amount of the then current advance of Project Funds to be disbursed to Lessee under this Agreement and subject to no additional exceptions other than the
     Permitted Encumbrances;

       G.    If and when reasonably requested by
     Lessor, satisfactory assurance that the
     construction of the Project has been
     performed in accordance with the requirements of the Construction Contract, the Project
     Plans, this Agreement and all of the other
     Lease Documents and has been inspected and found satisfactory by the parties hereto;

       H.    If and when reasonably requested by
     Lessor, an updated Surveyor's Certificate substantially in the form attached hereto as EXHIBIT G and/or updated
     Engineer's/Architect's Certificate
     substantially in the form attached hereto as EXHIBIT H;

       I.    If and when requested by Lessor,
     updated Opinions from Lessee's counsel and the Guarantor's counsel (in form and substance satisfactory to Lessor in its sole and absolute discretion);

       J.    If and when requested by Lessor,
     satisfactory evidence that the funds
     remaining unadvanced under this Agreement are sufficient for the payment of all related direct and indirect costs for the completion of the Project in accordance with the terms and provisions hereof. If the evidence furnished shall not be satisfactory to Lessor, in its sole and absolute discretion, it shall be a condition to the making of any further advance hereunder that Lessee will provide Lessor with such financial guaranties
     (whether in the form of a bond, cash deposit, letter of credit or otherwise) as are acceptable to Lessor, in its sole and absolute discretion, to assure the completion of the construction of the Project in accordance with the Project Plans and the terms and conditions of this Agreement. In the event that Lessor requires a cash deposit from Lessee, Lessee shall deposit with Lessor such funds, to be held in an interest bearing account with the interest accruing thereon to the benefit of Lessee, which, together with such unadvanced funds of the Loan, shall be sufficient to pay all of the aforesaid costs.
     All funds so deposited with Lessor along with the proceeds thereof, shall be disbursed prior to any further advance hereunder and upon completion of the Project any remaining funds so deposited or any unadvanced portion of the Project Funds, shall be remitted to Lessee;

       K.    A certification of work completed by
     the General Contractor, together with a
     statement of the payment due therefor;

       L.    Partial lien waivers from the
     General Contractor for all work theretofore performed, and from all other contractors and all subcontractors and suppliers for all work, the cost of which in each instance exceeds ONE THOUSAND DOLLARS ($1,000.00), which was the subject of a requisition in the immediately preceding month;

       M.    If and when reasonably requested,
     Lessee shall deliver to Lessor an updated
     Survey of the Leased Property, acceptable to Lessor (in its reasonable discretion);

       N.    Evidence satisfactory to Lessor (in
     its reasonable discretion) that all materials and other property furnished by any contractors, subcontractors, materialmen or other Persons, the cost of which will be paid with the proceeds of the advance to be made by Lessor, are free and clear of all Liens, except (a) encumbrances, if any, (securing indebtedness due to Persons whose names, addresses and amounts due to them are identified to Lessor) that shall be discharged upon the disbursement of the funds then being requested, (b) the Liens created by the Lease Documents and (c) the Permitted
     Encumbrances;

       O.    Such evidence as Lessor may require
     that there has been no material adverse
     change in the financial condition and
     strength of Lessee and the Guarantor, and that the Leased Property shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired and that no condemnation is or shall be pending against or with respect thereto;
     and

       P.    Prior to the first advance which
     includes amounts to be expended on the
     construction or equipping of the
     Improvements, Lessee shall, to the extent not previously delivered to Lessor, submit to Lessor true and correct copies of (i) the Project Budget, (ii) the Project Plans, (iii) the Schedules and (iv) the Construction
     Contract, each of which shall be in form and content satisfactory to Lessor (in its sole and absolute discretion);

     Lessee hereby designates Clark Claypool as Lessee's construction representative with authority to approve requisitions and to execute certificates to be delivered pursuant to Section
13.3B on behalf of Lessee.


     7.4 Advances by Wire Transfer.

     All advances hereunder shall be made by wire transfer of funds into a bank account maintained by either Lessee or an authorized agent of Lessee.

     7.5 Conditions Precedent to All Advances.

     A.   Advances hereunder shall be made solely
          for the payment of the costs and
          expenses incurred by Lessee directly in
          connection with the construction of the
          Project, consistent with the Project
          Budget, which are required to be paid
          out-of pocket to all other Persons or to reimburse Lessee for out-of pocket costs incurred by it pursuant to the Project
          Budget. No funds advanced by Lessor
          shall be utilized for any purpose other
          than as specified herein and none of the Project Funds shall be paid over to any officer, stockholder or employee of any member of the Leasing Group or to any of the Persons collectively constituting any member of the Leasing Group or those holding a beneficial interest in any member of the Leasing Group, or any employee thereof, except to the extent funds are used to pay compensation to an employee for and with respect to activity of such employee in construction of the Project.

     B.   The amount of each requisition shall
          represent (i) the cost of the work
          completed on the Project as of the date
          of such requisition, which has not been
          paid for under prior requisitions, (ii)
          the cost of all equipment, fixtures and
          furnishings included within the Project
          Budget approved
             by Lessor, which has not been paid
          for under prior requisitions, but not
          incorporated into any contract and which have been delivered to the Leased
          Property for incorporation into the
          Project; provided that, in Lessor's
          judgment, such materials are suitably
          stored, secured and insured and that
          Lessee can furnish Lessor with evidence
          satisfactory to Lessor of Lessee's
          unencumbered title thereto and (iii)
          approved soft costs, which have not been paid for under prior requisitions.

     C.All requisitions for the first fifty
       percent (50%) of the Project Funds shall be subject to a ten percent ( 10%) retainage for the completion of the Project, and no retainage shall be required with respect to all requisitions thereafter. It is understood that such retainage is intended to provide a contingency fund to assure that the construction of the Project shall be fully completed in accordance with the Project
       Plans and the terms and provisions of this Agreement. All amounts so withheld shall be disbursed after (i) construction of the Project has been fully completed in accordance with the Project Plans and the terms and provisions of this Agreement,
       (ii) all of the items set forth in Section
       7.6 hereof have been delivered to Lessor and (iii) the expiration of the period during which liens may be perfected with respect to any work performed or labor or materials supplied in connection with the construction of the Project or the receipt of such evidence as may be required to assure Lessor that no claim may thereafter arise with respect to any work performed or labor or materials supplied in connection with the construction of the Project.

     D.At  the  time  of  each advance,  no  event
       which  constitutes, or which,  with  notice
       or   lapse   of   time,  or   both,   would
       constitute, a Lease Default shall have occurred and be continuing.

     E.Without at any time waiving any of
       Lessor's rights under this Agreement,
       Lessor shall always have the right to make an advance hereunder without satisfaction of each and every condition upon Lessor's obligation to make an advance under this Agreement, and Lessee agrees to accept any advance which Lessor may elect to make under this Agreement. Notwithstanding the foregoing, Lessor shall have the right, notwithstanding a waiver relative to the first advance or any subsequent advance hereunder, to refuse to make any and all subsequent advances under this Agreement until each and every condition set forth in this Section has been satisfied. The making of any advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.

     F.If, while this Agreement is in effect, a claim is made that the Project does not comply with any Legal Requirement or an action is instituted before any
       Governmental Authority with jurisdiction over the Leased Property or Lessee in which a claim is made as to whether the Project does so comply, Lessor shall have the right to defer any advance of Project
       Funds which Lessor would otherwise be
       obligated to make until such time as any such claim is finally disposed of favorably to the position of Lessee, without any obligation on the part of Lessor to make a determination of, or judgment on, the merits of any such claim.
       For the purposes of the foregoing
       sentence, the term "claim" shall mean an assertion by
            any Governmental Authority or Person
       as to which, in each case, Lessor has made a good faith determination that the assertion may properly be made by the party asserting the same, that the assertion, on its face, is not without foundation and that the interests of Lessor require that the assertion be treated as presenting a bona fide risk of liability or adverse effect on the Project.

            If any such proceeding is not
       favorably resolved within thirty (30) days after the commencement thereof, Lessor shall also have the right, at its option, to treat the commencement of such action as a Lease Default, for which Lessor shall have all rights herein specified for a Lease Default. As aforesaid, Lessor shall have no obligation to make a determination with reference to the merits of any such claim. No waiver of the foregoing right shall be implied from any forbearance by Lessor in making such election or any continuation by Lessor in making advances under this Agreement.

            In all events, Lessee agrees to notify
       Lessor forthwith upon learning of the
       assertion of any such claim or the
       commencement of any such proceedings.

     G.It is contemplated that all advances of the Project Funds made by Lessor to Lessee will be pursuant to this Agreement.

     H.No inspections or any approvals of the Project during or after construction shall constitute a warranty or representation by Lessor or any of the Consultants as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property. All acts, including any failure to act, relating to the Leased Property by any agent, representative or designee of Lessor
       (including, without limitation, the
       Consultants) are performed solely for the benefit of Lessor to assure the payment and performance of the Obligations and are not for the benefit of Lessee or the benefit of any other Person.

     7.6 Completion of the Project.

     Upon the completion of the construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement, Lessee shall provide Lessor with (A) true, correct and complete copies of (i) a final unconditional
Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authorities, permitting the occupancy and use of the Project for its Primary Intended Use and (ii) all Permits issued by the appropriate Governmental
Authorities which are necessary in order to operate the Project as a fully-licensed assisted living facility, (B) a certification from the Architect or the Consultants stating that the Project was completed in accordance with the Project Plans, (C) an updated Survey of the Leased
Property, acceptable to Lessor (in its sole and absolute discretion), (D) updated Opinions and (E) such other items relating to the operation and/or construction of the Project as may be reasonably requested by Lessor.

8. LESSOR'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER
ACTION

     Lessor may, after ten ( 10) Business Days' prior notice to Lessee of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), unless Lessee demonstrates the same has already been paid, pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development, maintenance, management, repair, use or operation of the Leased
Property, and any other sums which in the reasonable opinion of Lessor, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of Lessor is reasonably necessary in order to secure
(A) the completion of the Project in accordance with the Project Plans and the terms and conditions of this Agreement, (B) the protection and priority of the security interests granted to Lessor pursuant to the Lease Documents and (C) the performance of all obligations under the Lease
Documents. Lessor, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to Lessee or may otherwise collect such amounts from Lessee, and Lessee agrees to repay to Lessor all such amounts, which may exceed the line item amount therefor in the Project Budget. Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by Lessor in connection therewith
(including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of Lessee and, to the extent permitted by applicable law, shall be added to the Lease
Obligations and secured by the Liens created by the Lease Documents, as fully and effectively and with the same priority as every other obligation of Lessee thereunder and, if not paid within ten (
10) days after demand, shall thereafter, to the extent permitted under applicable law, bear interest at the Overdue Rate until the date of payment.

     If Lessee fails to observe or cause to be observed any of the provisions of this Agreement and such failure continues beyond any applicable notice or cure period provided for under this Agreement, Lessor or a lawfully appointed receiver of the Leased Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Leased Property into compliance with the provisions of this Agreement may enter upon the Leased Property for any of the foregoing purposes, and Lessee hereby waives any claim against Lessor or such receiver arising out of such entry or out of any other act carried out pursuant to this Section. All amounts so expended or incurred by Lessor and by such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Lease
Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereunder and, if not paid within ten (
10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.

9. INSURANCE; CASUALTY; TAKING

     9.1 General Insurance Requirements.

     Lessee shall at its sole cost and expense keep the Leased Property and the business operations conducted thereon insured as required under the Facility Lease.

     9.2. Fire or Other Casualty or Condemnation.

     In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty (a "Casualty") or a taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Leased
Property (a "Condemnation"), Lessee shall give immediate written notice thereof to Lessor and comply with the provisions of the Facility Lease governing Casualties and Condemnations.

10. EVENTS OF DEFAULT


     Each of the following shall constitute an "Event of Default" hereunder and shall entitle
Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

     A.   any failure of Lessee to pay any amount
          due hereunder or under any of the other
          Lease Documents within ten (10) days
          following the date when such payment was due;

     B.   any failure in the observance or
          performance of any other covenant, term, condition or warranty provided in this Agreement or any of the other Lease
          Documents, other than the payment of any monetary obligation and other than as specified in subsections (C) through (F) below (referred to herein as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by Lessor to Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (i) Lessee commences the cure thereof within thirty
          (30) days after the giving of such
          notice by Lessor to Lessee, (ii) Lessee
          continuously prosecutes such cure to
          completion, (iii) such cure is completed within one hundred twenty (120) days after the giving of such notice by Lessor to Lessee and (iv) such Failure to Perform does not impair Lessor's rights with respect to the Leased
          Property or otherwise impair the
          Collateral or Lessor's security interest therein;

     C.   the occurrence of any default or breach
          of condition continuing beyond the
          expiration of the applicable notice and
          grace periods, if any, under any of the
          other Lease Documents;

     D.   if any representation, warranty or
          statement contained herein or in any of
          the other Lease Documents proves to be
          untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty is a continuing representation or warranty pursuant to Section 6.2;

     E.   except as a result of any Casualty or a
          partial or complete Condemnation, if a
          suspension of any work in connection
          with the construction of the Project
          occurs for a period in excess of ten (
          10) Business Days, irrespective of the
          cause thereof, provided that Lessee
          shall not be deemed to be in default
          under this Subsection if such suspension is for circumstances not reasonably within its control, but only if Lessor, in its sole and absolute discretion, shall determine that such suspension shall not create any risk that the construction of the Project will not be completed (in accordance with the
          Project Plans and the terms and
          conditions of this Agreement) on or
          before the Completion Date; and

     F. if construction of the Project shall not be completed in accordance with the Project Plans and this Agreement
       (including, without limitation,
       satisfaction of the conditions set forth in Section 7.6) on or before the Completion Date.

11. REMEDIES IN EVENT OF DEFAULT

     Upon the occurrence of an Event of Default, at the option of Lessor, which may be exercised at any time after an Event of Default shall have occurred, Lessor shall have all rights and remedies available to it, at law or in equity, including, without limitation, all of the rights and remedies under the Facility Lease and the other Lease Documents. Subject to the requirements of applicable law, all materials at that time on or near the Leased Property which are the property of Lessee and which are to be used in connection with the completion of the Project shall be subject to the Liens created by the Lease
Documents.

     In addition to, and without limitation of, the foregoing, Lessor is authorized to charge all money expended for completion of the Project against sums hereunder which have not already been advanced (even if the aggregate amount of such sums expended and all amounts previously advanced hereunder exceed the amount of the Project Funds which Lessor has agreed to advance hereunder); and Lessee agrees to pay to Lessor Rent under the Facility Lease (calculated, in part, thereunder based upon all sums advanced hereunder, including, without limitation, all sums expended in good faith by Lessor in connection with the completion of the Project), and, in addition thereto, Lessee agrees to pay to Lessor (as Rent under the Facility Lease), for services in connection with said completion of the Project, such additional sums as shall compensate Lessor for the time and effort Lessor and its employees shall have expended in connection therewith.
Lessor is authorized, but not obligated in any event, to do all such things in connection with the construction of the Project as Lessor, in its sole and absolute discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of Lessee to Lessor or to any other Person in connection with the completion of construction of the Project and to make additions and changes in the Project Plans, to employ contractors, subcontractors and agents and to take any and all such action, either in Lessor's own name or in the name of Lessee, and Lessee hereby grants Lessor an irrevocable power of attorney to act in its name in connection with the foregoing. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. The power of attorney conferred on Lessor by the provisions of this Section 11 is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power and neither
Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct. In the event that Lessor takes possession of the Leased
Property and assumes control of the Project as aforesaid, it shall not be obligated to continue the construction of the Project and/or the operation of the Project for any period of time longer than Lessor shall see fit (in its sole and absolute discretion), and Lessor may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of Lessee, whether or not the Project has been completed.

     In addition, at Lessor's option and without demand, notice or protest, the occurrence of any Event of Default shall also constitute a default under any one or more of the Related Party
Agreements.

12. GENERAL


     The provisions set forth in Articles 22, 23 and Sections 2.2,16.8 through 16.10, 24.2 through
24.6, and 24.8 through 24.12 of the Facility Lease are hereby incorporated by reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.

     This Agreement, the other Lease Documents and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter and shall supersede in all respect the Letter of Intent.


13. LEASE PROVISIONS PARAMOUNT


     In the event of a conflict between the
provisions hereof and the provisions of the Facility Lease, the provisions of the Facility
Lease are paramount.



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                        23

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



     ATTEST:             LESSEE:


                         EMERITUS PROPERTIES I, INC.,
                         a Washington corporation


    /s/ Susan Griffin    By:  /s/ Kelly J. Price
     ----------------         ---------------------
     Name:  Susan Griffin  Name:  Kelly J.Price
                           Title:  Vice President of Finance



     ATTEST:             LESSOR:

                         MEDITRUST ACQUISITION
                         CORPORATION I,  a
                         Massachusetts corporation

  /s/ Amelia C. Gentry    By:  /s/ Michael F. Bushee
 ---------------------        ------------------------
 Name:  Amelia C. Gentry     Name:  Michael F. Bushee
                             Title:  Chief Operating Officer

























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